SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): February 25, 2008 (February 8, 2008)

FLOWERS FOODS, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                     (229) 226-9110
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K/A amends the Form 8-K filed by Flowers Foods, Inc. with the Securities and Exchange Commission on February 8, 2008 by supplementing the disclosure in the original filing as follows:

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 8, 2008, the Board of Directors of Flowers Foods, Inc. (the “company”) amended and restated the company’s Amended and Restated Bylaws to delete in its entirety former Section 3.9. Former Section 3.9 prohibited persons who reach the age of 75 from thereafter being eligible for nomination or renomination as a member of the Board of Directors of the company. The new Amended and Restated Bylaws became effective on February 8, 2008. A copy of the Amended and Restated Bylaws, as amended is filed with this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Amended and Restated Bylaws of Flowers Foods, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ Stephen R. Avera
	Name:	Stephen R. Avera
	Title:	Senior Vice-President, Secretary and General Counsel

Date: February 25, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended and Restated Bylaws of Flowers Foods, Inc.